UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 15, 1998

                 Irwin Revolving Home Equity Loan Trust 1998-01
             Home Equity Loan-Backed Term and Variable Funding Notes


New York (governing law of         333-49015      Pending
Indenture)                        (Commission     IRS EIN
(State or other                    File Number)
jurisdiction


         c/o Norwest Bank Minnesota, N.A.
         11000 Broken Land Parkway                                 21044
         Columbia, Maryland                                    (Zip Code)
         (Address of principal executive offices)


       Registrant's telephone number, including area code: (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On July 15, 1998 a distribution was made to holders of Irwin Revolving Home Equity Loan Trust 1998-01, Home Equity Loan-Backed Term and Variable Funding Notes.


ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                   Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Term and Variable Funding Notes, relating to the July 15, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                 Irwin Revolving Home Equity Loan Trust 1998-01
             Home Equity Loan-Backed Term and Variable Funding Notes

               By:   Norwest Bank Minnesota, N.A., as Indenture Trustee
               By:   /s/ Sherri J. Sharps, Vice President
               By:   Sherri J. Sharps, Vice President
               Date: 11/4/98


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Term and Variable Funding Notes, relating to the July 15, 1998 distribution.